Exhibit 10.43

LOCKHEED MARTIN CORPORATION
EXECUTIVE SEVERANCE PLAN
(As Amended and Restated Effective December 1, 2016)

Amendment No. 7

Lockheed Martin Corporation wishes to revise the Lockheed Martin Corporation Executive Severance Plan (the “Plan”) to reflect updated Post-Employment Conduct Agreements, effective as of the date this amendment is executed, as indicated below.
1.    Exhibit A.1 of the Plan, Post-Employment Conduct Agreement for Elected Officers, and Exhibit A.2 of the Plan, Post-Employment Conduct Agreement for Non-Officers, are updated in their entirety in the forms attached hereto.

LOCKHEED MARTIN CORPORATION

By:	/s/ Chris Wronsky

Chris Wronsky
Senior Vice President,
Chief Human Resources Officer

Date:	December 22, 2025

Exhibit A.1
Post-Employment Conduct Agreement for Elected Officers

[PECA will vary by state law and current legal and
professional requirements at time of termination]

[Applicable provisions may be incorporated into the
release of claims agreement in lieu of a separate PECA]

This Post Employment Conduct Agreement dated ____________ (this “PECA”), together with the Release of Claims being entered into contemporaneous with this PECA, is entered into in consideration of the payment (“Severance Payment”) to be made to me under the Lockheed Martin Corporation Executive Severance Plan (“Severance Plan”). By signing below, I agree as follows:
(1)    Restrictions Following Termination of Employment.

(a)    Covenant Not To Compete – Without the express written consent of the Chief Executive Officer of the Company (or the Committee with respect to the Chief Executive Officer of the Company), during the two-year period following my last day of employment with the Company (“Termination Date”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i)    oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or Services” (as defined in Section 6 below) of or by the Restricted Company, or

(ii)    would involve a substantial risk that the “Confidential or Proprietary Information” (as defined in Section 1(c) below) of the Company (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Company by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Company, information relating to employee performance, promotions or identification for promotion, or information relating to the Company’s cost base) could be used to the disadvantage of the Company.

I acknowledge and agree that: (A) the enforcement of this PECA pursuant to Sections 1(a)(i) and (ii) is necessary to protect, among other interests, the Company’s trade secrets and other Confidential or Proprietary Information, as defined by Section 1(c), and goodwill in its customers and employees; and (B) Sections 1(a)(i) and (ii) shall not apply to me if I am covered under an applicable state statute or local ordinance or rule prohibiting non-competition restrictions, including on the basis of my income or profession. In addition, Sections 1(a)(i) and (ii) shall only apply while I am employed by or otherwise working for the Company if I primarily work or reside in California, Virginia (but only if I am a “low-wage employee” under Virginia Code Section 40.1-28.7:8), Minnesota, North Dakota, or Oklahoma.
To the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct (such as the ABA Model Rules of Professional Conduct and state versions thereof), Sections 1(a)(i) and (ii) and Section 1(b) relating to non-solicitation, shall apply to individuals who are employed by the Company in an attorney position and whose occupation during the two-year period following employment with the Company does not include practicing law.
In lieu of Section 1(a)(i) and (ii), as well as Section 1(b) relating to non-solicitation, the following Section 1(a)(iii) shall apply to individuals who are employed by the Company in an attorney position, and whose occupation during the two-year period following employment with the Company includes practicing law.
(iii)    Post-employment Activity As a Lawyer – I acknowledge that as counsel to the Company, I owe ethical and fiduciary obligations to the Company and that at least some of these obligations will continue even after my Termination Date with the Company. I agree that after my Termination Date I will comply fully with all applicable ethical and fiduciary obligations that I owe to the Company. To the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct, I agree that I will not:

a.    Represent any client in the same or a substantially related matter in which I represented the Company where the client’s interests are materially adverse to the Company; or

b.    Disclose confidential information relating to my representation of the Company, including the disclosure of information that is to the disadvantage of the Company, except for information that is or becomes generally known.

    The Company’s Senior Vice President, General Counsel, and Corporate Secretary or the General Tax Counsel, as applicable, will determine in their discretion whether an individual is employed by the Company in an attorney position.

(b)    Non-Solicit – Without the express written consent of the Chief Executive Officer of the Company (or the Committee with respect to the Chief Executive Officer of the Company), during the two-year period following the Termination Date, I will not (i) cause or attempt to cause, directly or indirectly, the complete or partial loss of any contract in effect before the Termination Date between the Company and any customer, supplier, distributor or manufacturer of or to the Company with which I was responsible, in whole or in part, for soliciting, negotiating, implementing, managing, or overseeing or (ii) induce or attempt to induce, directly or indirectly, any person who is an employee of the Company with whom I worked or interacted within two years prior to the Termination Date to cease employment with the Company in order to perform work or services for any entity other than the Company.

I acknowledge and agree that: (A) the enforcement of this PECA pursuant to Section 1(b)(i) is necessary to protect, among other interests, the Company’s trade secrets and other Confidential or Proprietary Information, as defined by Section 1(c), and goodwill in its customers and employees; and (B) Section 1(b)(i) shall not apply to me if I am a “low-wage employee” under Virginia Code Section 40.1-28.7:8 or am covered under an applicable state statute or local ordinance or rule prohibiting non-solicitation restrictions, including on the basis of my income or profession. In addition, if I primarily reside or work in California, Section 1(b) shall apply only while I am employed by or otherwise working for the Company.

(c)    Protection of Proprietary Information – Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Company committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Company or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Company or others to which I had access or that I was responsible for creating or overseeing during my employment with the Company. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Company’s Senior Vice President, General Counsel and Corporate Secretary as to the existence of the obligation and will cooperate with any reasonable request by the Company for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Company shall be and remain the property of the Company. For purposes of this PECA, “Confidential or Proprietary Information” means trade secrets, as defined by the federal Defend Trade Secrets Act of 2016 and/or applicable state trade secret law, and Sensitive Information within the meaning of CRX-015 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity's employees or agents in an unauthorized manner, might be detrimental to the person’s or entity's interests. Confidential or Proprietary Information may include, but is not limited to:

(i)    existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers and competitors,

(ii)    existing and contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, production techniques, research and development activities, inventions, discoveries, and improvements, and

(iii)    for supervisory employees only, human resources and personnel information.

(d)    No disparagement – Following the Termination Date, for supervisory or management employees only, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Company or its directors, officers, employees, technology, products or services with respect to any matter whatsoever.

(e)    Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Company in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Company or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Company, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.
(f)    Communications with Regulatory Authorities – Nothing in this PECA prohibits or restricts me (or my attorney) from initiating communications directly with, responding to an inquiry from, or providing testimony before the Securities and Exchange Commission, Equal Employment Opportunity Commission, or any other federal or state regulatory authority.
(g)    Notices (including under the Defend Trade Secrets Act and National Labor Relations Act) – Notwithstanding anything in this PECA to the contrary:
(i)    I will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that is made: (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document that is filed under seal in a lawsuit or other proceeding.
(ii)    If I file a lawsuit for retaliation by the Company for reporting a suspected violation of law, I may disclose the Company’s trade secrets to my attorney and use the trade secret information in the court proceeding if I (1) file any document containing the trade secret under seal; and (2) do not disclose the trade secret, except pursuant to court order.

(iii)    Nothing in this PECA in any way prohibits or is intended to restrict or impede, and shall not be interpreted or understood as restricting or impeding, me from (1) for non-supervisory employees only, exercising my rights under Section 7 of the National Labor Relations Act (NLRA) (including with respect to engaging in concerted activities for the purpose of collective bargaining or other mutual aid or protection, discussing terms and conditions of employment, or otherwise engaging in protected conduct); or (2) otherwise disclosing or discussing truthful information about unlawful employment practices (including unlawful discrimination, harassment, retaliation, or sexual assault).

2.    Consideration and Acknowledgment. I acknowledge and agree that the Severance Payment being made to me is in addition to the payments or benefits that otherwise are or would be owed to me by the Company and that the Severance Benefit being provided to me is in consideration for my entering into this PECA and the Release of Claims attached to this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the payments being made to me. I further acknowledge and agree that as a result of the high level executive and management positions I have held within the Company and the access to and extensive knowledge of the Company's Confidential or Proprietary Information, employees, suppliers and customers, (i) these restrictions are reasonably required for the protection of the Company's legitimate business interests, including, but not limited to, the Company’s Confidential or Proprietary Information, (ii) the area, duration and scope of the restrictions are reasonable and necessary to protect the Company, (iii) the restrictions do not unduly oppress or restrict my ability to earn a livelihood in my profession, and (iv) the restrictions are not an undue restraint on my trade or any of the public interests that may be involved.

3.    Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a)    I agree, upon demand by the Company, to repay the Severance Payment to the Company (without regard to any taxes paid by me or on my behalf in respect of such Severance Payment) in the event any of the following occur:

(i)    I breach any of the covenants or agreements in Section 1;

(ii)    The Company determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Company, contributed to the Company having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission;

(iii)     The Company determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Company) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Company’s financial position or reputation;
(iv)    The Company determines that my intentional misconduct or gross negligence caused severe reputational or financial harm to the Company;
(v)    The Company determines that I misappropriated Confidential or Proprietary Information, as defined in Section 1(c), and I (A) intended to use the misappropriated Confidential or Proprietary Information to cause severe reputational or financial harm to the Company or (B) used the misappropriated Confidential or Proprietary Information in a manner that caused severe reputational or financial harm to the Company; or
(vi)    Under such other circumstances specified in a written recovery policy adopted by the Company to comply with Rule 10D-1 under the Securities Exchange Act and New York Stock Exchange listing standards requiring the Company to recover from executive officers erroneously awarded compensation or other applicable law.

(b)    The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Company for any of the conduct described in Section 3(a) and shall not limit the Company from seeking damages or injunctive relief. For purposes of Section 3(a), a determination by the Company means a determination by the Management Development and Compensation Committee of the Board of Directors of the Company.

4. Injunctive Relief. I acknowledge that the Company’s remedies at law may be inadequate to protect the Company against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Company at law or in equity (including but not limited to, an action under Section 3(a), the Company shall be entitled to injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.
5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. The covenants in each section of this PECA are independent of any other provisions of this PECA. Each term in this PECA constitutes a separate covenant between the parties, and each term is fully severable from any other term. The parties agree if any particular paragraphs, subparagraphs, phrases, words, or other portions of this PECA are determined by an appropriate court to be invalid or unenforceable as written, they shall be modified as necessary to comport with the reasonable intent and expectations of the parties and in favor of providing reasonable protection to all of the Company’s legitimate business interests, and such modification shall not affect the remaining provisions of this PECA, or if they cannot be modified to be made valid or enforceable, then they shall be severed from this PECA, and all remaining terms and provisions shall remain enforceable.
6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Severance Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:
        (a) “Restricted Company” means any business or entity that is engaged in any business activity that is competitive with the business and business activities engaged in by the Corporation in the aerospace and defense industry, including, but not limited to, the following entities: The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L3Harris Technologies, Inc., Thales, Airbus Group, Inc., Textron, Inc., Leonardo SpA, Leidos Holdings, Inc., Space Exploration Technologies Corp., Palantir Technologies Inc., GE Aerospace, Anduril Industries, Inc., Shield AI Inc., Sierra Nevada Company and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction, or as a result of a name change, and (iii) any entity or business identified in Addendum A to this PECA.
        (b) “Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Company as of the Termination Date and at any time within the two-year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Company at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Company for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Company at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Company for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the

Company) to Confidential or Proprietary Information of the Company at any time during the two-year period ending on the Termination Date.
7.    Miscellaneous

(a)    The Severance Plan, this PECA with the attached Release of Claims constitute the entire agreement governing the terms of the Severance Payment and supersede all other prior agreements and understandings, both written and oral, between me and the Company or any employee, officer or director of the Company concerning payments on account of my termination of employment.

(b)    This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law. Any enforcement of, or challenge to, this PECA may only be brought in the United States District Court for the District of Maryland, unless it is determined that such court does not have subject matter jurisdiction, in which case any such enforcement or challenge must be brought in the Circuit Court of Montgomery County in the State of Maryland. Both parties consent to the proper jurisdiction and venue of such court, as applicable, for the purpose of enforcing or challenging this PECA. For residents of California, Massachusetts (Section 1(a) only), Minnesota (Section 1(a) only), Washington and Wisconsin, or if otherwise provided in an applicable Addenda, this Section 7(b) shall not apply; instead, the parties agree that the law of the state in which I am domiciled at the time of acceptance shall govern the interpretation, application, and enforcement of this PECA, without regard to any choice of law rules of that or any other state, and that the exclusive venue shall be the state or federal courts sitting in or covering the county where I am domiciled at the time of acceptance.

(c)    This PECA shall inure to the benefit of the Company’s successors and assigns and may be assigned by the Company without my consent.

(d)    The restrictive covenants and other terms in this PECA are to be read consistent with the terms of any other restrictive covenants or other agreements that I have executed with the Company; provided, however, to the extent there is a conflict between/among such agreements, such agreements shall be construed as providing the broadest possible protections to the Company, even if such construction would require provisions of more than one such agreement to be given effect.

(e)    The obligations I have undertaken in this PECA shall survive the Termination Date and no dispute regarding any other provisions of this PECA or regarding my employment or the termination of my employment shall prevent the operation and enforcement of these obligations.

(f)    I acknowledge and agree that different provisions than those set forth in this PECA, including with respect to the restrictive covenant obligations, may apply to me if I primarily reside or work in certain jurisdictions. While I primarily reside or work in such a jurisdiction, including on the Termination Date, I agree that the provisions within this PECA shall be superseded only as set forth in the applicable Addendum attached hereto or as explicitly noted within the PECA.

SIGNED this _____ day of ____________________, 2___.

_________________________________
(Signature)

__________________________________
(Printed Name)

__________________________________
(Title)

FOR LOCKHEED MARTIN CORPORATION:

_________________________________
(Signature)

__________________________________
(Printed Name)

__________________________________
(Title)

______________________ ____________
(Date)

NOTE: HRBP must scan and upload the executed PECA (and Addendum A, if applicable) to the Executive Action System in order for payments to be processed.

If Addendum A is applicable, be sure to have Legal review Addendum A.

Addendum A
Additional “Restricted Companies” For Purposes of Section 6(a) of the PECA

Entity Name	Description of the Competitive Business

COLORADO ADDENDUM TO POST-EMPLOYMENT CONDUCT AGREEMENT
Notice of Restrictive Covenant to Colorado Employees
This notice is to advise you that the Company is, contemporaneously with this notice, providing you with a Post-Employment Conduct Agreement (the “PECA”) containing covenants that could restrict your options for subsequent employment following separation from the Company, in that you will be prohibited from certain competition and solicitation of customers, employees, etc., as described in Section 1 of the PECA (and as modified by this Colorado Addendum) and from disclosing or using Confidential Information as described in Section 1 of the PECA (and as modified by this Colorado Addendum).
You acknowledge that this notice was provided to you at least fourteen (14) days before the earlier of your Termination Date, as defined in the PECA, or the effective date of the consideration provided to you for such covenant. By signing the PECA, you expressly acknowledge and agree that you are deemed to have separately signed this notice.
The provisions of this Colorado Addendum apply only to those employees of the Company who primarily work or reside in the State of Colorado.
1.    The following is added to the end of Section 1(a) of the PECA “Covenant Not to Compete”:
The restrictions described in Section 1(a) are intended to cover geographic territory where your knowledge of the Company’s trade secrets could be used by a Restricted Company to unfairly compete with or undermine the Company’s legitimate business interests.
2.    The language in Section 1 of the PECA “Restrictions Following Termination of Employment” is modified by adding the following:
The restrictions related to competitive activities in Section 1(a) only apply to the extent I earn, both at the time this PECA is entered into and at the time the Company enforces it, an amount of annualized cash compensation equivalent to or greater than the threshold amount for highly compensated workers as determined by the Colorado Department of Labor and Employment at the time this PECA is entered into, and such activities will involve the inevitable use of, or near-certain influence by my knowledge of, trade secrets disclosed to me during the course of employment with the Company. As of January 1, 2025, that threshold is $127,091.
The restrictions related to solicitation activities in Section 1(b)(i) only apply to the extent I earn, both at the time this PECA is entered into and at the time the Company enforces it, an amount of annualized cash compensation equivalent to or greater than 60% of the threshold amount for highly compensated workers as determined by the Colorado Department of Labor and Employment at the time this PECA is entered into, and such activities will involve the inevitable use of, or near-certain influence by my knowledge of, trade secrets disclosed to me during the course of employment with the Company. As of January 1, 2025, that threshold is $76,254.60.
3.    The language in Section 2 of the PECA “Consideration and Acknowledgement” is modified by adding the following:

I acknowledge and agree that the restrictions in this PECA are reasonable and shall not prohibit the disclosure of information arising from my general training, knowledge, skill, or experience, whether gained on the job or otherwise, information readily ascertainable to the public, and/or information an employee has a right to disclose as legally protected conduct.
4.    The language in Section 7(b) of the PECA is modified by adding the following:
I understand that if I primarily reside or work in the State of Colorado at the time my employment with the Company is terminated, the PECA will be subject to the laws and courts of the State of Colorado. During this period, venue shall be the State and Federal courts sitting in Colorado and the parties waive any defense, whether asserted by motion or pleading, that the venue specified by this Addendum is an improper or inconvenient venue.

DISTRICT OF COLUMBIA ADDENDUM TO POST-EMPLOYMENT CONDUCT AGREEMENT
The District of Columbia’s Ban on Non-Compete Agreements Amendment Act of 2020 limits the use of non-compete agreements. It allows employers to request non-compete agreements from highly compensated employees, as that term is defined in the Ban on Non-Compete Agreements Amendment Act of 2020, under certain conditions. The Company has determined that you are a highly compensated employee. For more information about the Ban on Non-Compete Agreements Amendment Act of 2020, contact the District of Columbia Department of Employment Services (DOES).
The Company is, contemporaneously with this notice, providing you with a Post-Employment Conduct Agreement (the “PECA”) containing covenants that could restrict your options for subsequent employment following separation from the Company, in that you will be prohibited from certain competition and solicitation of customers, employees, etc., as described in Section 1 of the PECA. The provisions of this District of Columbia Addendum apply only to those employees of the Company who primarily work in the District of Columbia and are as follows.
1.    For Elected Officers, and regarding the non-competition obligation in Section 1(a) of the PECA only, the restricted period is modified by reducing the period from two-years after the Termination Date to one year after the Termination Date.
2.    The following is added to the end of Section 1(a) of the PECA “Covenant Not to Compete”:
I understand that the non-competition obligations under Section 1(a) shall apply to me if I am a “highly compensated employee.” A “highly compensated employee” for this purpose is someone who is reasonably expected to earn at least $154,200 (in 2024) during a consecutive 12-month period or whose compensation earned from the Company in the consecutive 12-month period preceding the date the proposed non-competition is to begin is at least $154,200 (in 2024). Beginning on January 1, 2024, and each calendar year thereafter, the dollar threshold for highly compensated employee status will be adjusted based on increases in the Consumer Price Index. Compensation includes the individual’s hourly wages, salary, bonuses or cash incentives, commissions, overtime premiums, vested stocked (including restricted stock units), and other payments provided on a regular or irregular basis.
The restrictions described in Section 1(a) are intended to cover geographic territory where my knowledge of the Company’s trade secrets could be used by a Restricted Company to unfairly compete with or undermine the Company’s legitimate business interests.
3.    A new Section “Notice” is added to the end of the PECA, reading as follows:
I agree that before being required to sign this PECA, the Company provided written notice to me that I had at least fourteen (14) calendar days to review the non-competition provision in the PECA before I must execute the PECA.

Exhibit A.2
Post-Employment Conduct Agreement for Non-Officers

[PECA will vary by state law and current legal and
professional requirements at time of termination]

[Applicable provisions may be incorporated into the
release of claims agreement in lieu of a separate PECA]

    This Post Employment Conduct Agreement dated ____________ (this “PECA”), together with the Release of Claims being entered into contemporaneous with this PECA, is entered into in consideration of the payment (“Severance Payment”) to be made to me under the Lockheed Martin Corporation Executive Severance Plan (“Severance Plan”). By signing below, I agree as follows:
(1)    Restrictions Following Termination of Employment.

(a)    Covenant Not To Compete –Without the express written consent of the Senior Vice President, Chief Human Resources Officer of the Company, during the one-year period following my last day of employment with the Company (“Termination Date”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i)    oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or Services” (as defined in Section 6 below) of or by the Restricted Company, or

(ii)    would involve a substantial risk that the “Confidential or Proprietary Information” (as defined in Section 1(c) below) of the Company (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Company by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Company, information relating to employee performance, promotions or identification for promotion, or information relating to the Company’s cost base) could be used to the disadvantage of the Company.

I acknowledge and agree that: (A) the enforcement of this PECA pursuant to Sections 1(a)(i) and (ii) is necessary to protect, among other interests, the Company’s trade secrets and other Confidential or Proprietary Information, as defined by Section 1(c), and goodwill in its customers and employees; and (B) Sections 1(a)(i) and (ii) shall not apply to me if I am covered under an applicable state statute or local ordinance or rule prohibiting non-competition restrictions, including on the basis of my income or profession. In addition, Sections 1(a)(i) and (ii) shall only apply while I am employed by or otherwise working for the Company if I primarily work or reside in California, Virginia (but only if I am a “low-wage employee” under Virginia Code Section 40.1-28.7:8), Minnesota, North Dakota, or Oklahoma.
To the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct (such as the ABA Model Rules of Professional Conduct and state versions thereof), Sections 1(a)(i) and (ii) and Section 1(b) relating to non-solicitation, shall apply to individuals who are employed by the Company in an attorney position and whose occupation during the one-year period following employment with the Company does not include practicing law.
In lieu of Section 1(a)(i) and (ii), as well as Section 1(b) relating to non-solicitation, the following Section 1(a)(iii) shall apply to individuals who are employed by the Company in an attorney position, and whose occupation during the one-year period following employment with the Company includes practicing law.
(iii)    Post-employment Activity As a Lawyer – I acknowledge that as counsel to the Company, I owe ethical and fiduciary obligations to the Company and that at least some of these obligations will continue even after my Termination Date with the Company. I agree that after my Termination Date I will comply fully with all applicable ethical and fiduciary obligations that I owe to the Company. To the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct, I agree that I will not:

a.    Represent any client in the same or a substantially related matter in which I represented the Company where the client’s interests are materially adverse to the Company; or

b.    Disclose confidential information relating to my representation of the Company, including the disclosure of information that is to the disadvantage of the Company, except for information that is or becomes generally known.

The Company’s Senior Vice President, General Counsel, and Corporate Secretary or the General Tax Counsel, as applicable, will determine in their discretion whether an individual is employed by the Company in an attorney position.

(b)    Non-Solicit – Without the express written consent of the Senior Vice President, Chief Human Resources Officer of the Company, during the two-year period following the Termination Date, I will not (i) cause or attempt to cause, directly or indirectly, the complete or partial loss of any contract in effect before the Termination Date between the Company and any customer, supplier, distributor or manufacturer of or to the Company with which I was responsible, in whole or in part, for soliciting, negotiating, implementing, managing, or overseeing or (ii) induce or attempt to induce, directly or indirectly, any person who is an employee of the Company with whom I worked or interacted within two years prior to the Termination Date to cease employment with the Company in order to perform work or services for any entity other than the Company.

    I acknowledge and agree that: (A) the enforcement of this PECA pursuant to Section 1(b)(i) is necessary to protect, among other interests, the Company’s trade secrets and other Confidential or Proprietary Information, as defined by Section 1(c), and goodwill in its customers and employees; and (B) Section 1(b)(i) shall not apply to me if I am a “low-wage employee” under Virginia Code Section 40.1-28.7:8 or am covered under an applicable state statute or local ordinance or rule prohibiting non-solicitation restrictions, including on the basis of my income or profession. In addition, if I primarily reside or work in California, Section 1(b) shall apply only while I am employed by or otherwise working for the Company.

(c)    Protection of Proprietary Information – Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Company committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Company or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Company or others to which I had access or that I was responsible for creating or overseeing during my employment with the Company. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Company’s Senior Vice President, General Counsel and Corporate Secretary as to the existence of the obligation and will cooperate with any reasonable request by the Company for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Company shall be and remain the property of the Company. For purposes of this PECA, “Confidential or Proprietary Information” means trade secrets, as defined by the federal Defend Trade Secrets Act of 2016 and/or applicable state trade secret law, and Sensitive Information within the meaning of CRX-015 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity's employees or agents in an unauthorized manner, might be detrimental to the person’s or entity's interests. Confidential or Proprietary Information may include, but is not limited to:

(i)    existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data,

cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers and competitors,

(ii)    existing and contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, production techniques, research and development activities, inventions, discoveries, and improvements, and

(iii)    for supervisory employees only, human resources and personnel information.

(d)    No disparagement – Following the Termination Date, for supervisory or management employees only, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Company or its directors, officers, employees, technology, products or services with respect to any matter whatsoever.

(e)    Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Company in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Company or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Company, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.
(f)    Communications with Regulatory Authorities – Nothing in this PECA prohibits or restricts me (or my attorney) from initiating communications directly with, responding to an inquiry from, or providing testimony before the Securities and Exchange Commission, Equal Employment Opportunity Commission, or any other federal or state regulatory authority.
(g)    Notices (including under the Defend Trade Secrets Act and National Labor Relations Act) – Notwithstanding anything in this PECA to the contrary:
(i)    I will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that is made: (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document that is filed under seal in a lawsuit or other proceeding.
(ii)    If I file a lawsuit for retaliation by the Company for reporting a suspected violation of law, I may disclose the Company’s trade secrets to my attorney and use the trade secret information in the court proceeding if I (1) file any document containing the trade secret under seal; and (2) do not disclose the trade secret, except pursuant to court order.
(iii)    Nothing in this PECA in any way prohibits or is intended to restrict or impede, and shall not be interpreted or understood as restricting or impeding, me from (1) for non-supervisory employees only, exercising my rights under Section 7 of the National Labor Relations Act (NLRA) (including with respect to engaging in concerted activities for the purpose of collective bargaining or other mutual aid or protection, discussing terms and conditions of employment, or otherwise engaging in protected conduct); or (2) otherwise disclosing or discussing truthful information about unlawful employment practices (including unlawful discrimination, harassment, retaliation, or sexual assault).
2.    Consideration and Release of Claims. I acknowledge and agree that the Severance Payment being made to me is in addition to the payments or benefits that otherwise are or would be owed to me by the Company and that the Severance Benefit being provided to me is in consideration for my entering into this PECA and the Release of Claims attached to this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the payments being made to me. I further acknowledge and agree that as a result of the high level executive and management positions I have held within the Company and the access to and extensive knowledge of the Company's Confidential or Proprietary Information, employees, suppliers and customers, (i) these restrictions are reasonably required for the protection of the Company's legitimate business interests, including, but not limited to, the Company’s Confidential or Proprietary Information, (ii) the area, duration and scope of the restrictions are reasonable and necessary to protect the Company, (iii) the restrictions do not unduly oppress or restrict my ability to earn a livelihood in my profession, and (iv) the restrictions are not an undue restraint on my trade or any of the public interests that may be involved.

3.    Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a)    I agree, upon demand by the Company, to repay the Severance Payment to the Company (without regard to any taxes paid by me or on my behalf in respect of such Severance Payment) in the event any of the following occur:

(i)    I breach any of the covenants in Section 1;

(ii)    The Company determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Company, contributed to the Company having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission;

(iii)    The Company determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Company) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Company’s financial position or reputation;
(iv)    The Company determines that my intentional misconduct or gross negligence caused severe reputational or financial harm to the Company;
(v)    The Company determines that I misappropriated Confidential or Proprietary Information, as defined in Section 1(c), and I (A) intended to use the misappropriated Confidential or Proprietary Information to cause severe reputational or financial harm to the Company or (B) used the misappropriated Confidential or Proprietary Information in a manner that caused severe reputational or financial harm to the Company; or
(vi)    Under such other circumstances specified in a written recovery policy adopted by the Corporation to comply with Rule 10D-1 under the Securities Exchange Act and New York Stock Exchange listing standards requiring the Corporation to recover from executive officers erroneously awarded compensation or other applicable law.

(b)    The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Company for any of the conduct described in Section 3(a) and shall not limit the Company from seeking damages or injunctive relief. For purposes of Section 3(a), a determination by the Company means a determination by a review committee consisting of the Senior Vice President, Chief Human Resources Officer, the Senior Vice President, Ethics and Enterprise Assurance, and

the Senior Vice President, General Counsel and Corporate Secretary (the “Review Committee”).

4. Injunctive Relief. I acknowledge that the Company’s remedies at law may be inadequate to protect the Company against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Company at law or in equity (including but not limited to, an action under Section 3(a), the Company shall be entitled to injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.
5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. The covenants in each section of this PECA are independent of any other provisions of this PECA. Each term in this PECA constitutes a separate covenant between the parties, and each term is fully severable from any other term. The parties agree if any particular paragraphs, subparagraphs, phrases, words, or other portions of this PECA are determined by an appropriate court to be invalid or unenforceable as written, they shall be modified as necessary to comport with the reasonable intent and expectations of the parties and in favor of providing reasonable protection to all of the Company’s legitimate business interests, and such modification shall not affect the remaining provisions of this PECA, or if they cannot be modified to be made valid or enforceable, then they shall be severed from this PECA, and all remaining terms and provisions shall remain enforceable.
6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Severance Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:
        (a) “Restricted Company” means any business or entity that is engaged in any business activity that is competitive with the business and business activities engaged in by the Corporation in the aerospace and defense industry, including, but not limited to, the following entities: The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L3Harris Technologies, Inc., Thales, Airbus Group, Inc., Textron, Inc., Leonardo SpA, Leidos Holdings, Inc., Space Exploration Technologies Corp., Palantir Technologies Inc., GE Aerospace, Anduril Industries, Inc., Shield AI Inc., Sierra Nevada Company and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction, or as a result of a name change, and (iii) any entity or business identified in Addendum A to this PECA.
        (b) “Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Company as of the Termination Date and at any time within the two-

year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Company at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Company for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Company at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Company for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the Company) to Confidential or Proprietary Information of the Company at any time during the two-year period ending on the Termination Date.
7.     Miscellaneous
(a)    The Severance Plan, this PECA with the attached Release of Claims constitute the entire agreement governing the terms of the Severance Payment and supersede all other prior agreements and understandings, both written and oral, between me and the Company or any employee, officer or director of the Company concerning payments on account of my termination of employment.
(b)    This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law. Any enforcement of, or challenge to, this PECA may only be brought in the United States District Court for the District of Maryland, unless it is determined that such court does not have subject matter jurisdiction, in which case any such enforcement or challenge must be brought in the Circuit Court of Montgomery County in the State of Maryland. Both parties consent to the proper jurisdiction and venue of such court, as applicable, for the purpose of enforcing or challenging this PECA. For residents of California, Massachusetts (Section 1(a) only), Minnesota (Section 1(a) only), Washington and Wisconsin, or if otherwise provided in an applicable Addenda, this Section 7(b) shall not apply; instead, the parties agree that the law of the state in which I am domiciled at the time of acceptance shall govern the interpretation, application, and enforcement of this PECA, without regard to any choice of law rules of that or any other state, and that the exclusive venue shall be the state or federal courts sitting in or covering the county where I am domiciled at the time of acceptance.
(c)    This PECA shall inure to the benefit of the Company’s successors and assigns and may be assigned by the Company without my consent.
(d)    The restrictive covenants and other terms in this PECA are to be read consistent with the terms of any other restrictive covenants or other agreements that I have executed with the Company; provided, however, to the extent there is a conflict between/among such agreements, such agreements shall be construed as providing the broadest possible protections to the Company, even if such construction would require provisions of more than one such agreement to be given effect.

(e)    The obligations I have undertaken in this PECA shall survive the Termination Date and no dispute regarding any other provisions of this PECA or regarding my employment or the termination of my employment shall prevent the operation and enforcement of these obligations.
(f)    I acknowledge and agree that different provisions than those set forth in this PECA, including with respect to the restrictive covenant obligations, may apply to me if I primarily reside or work in certain jurisdictions. While I primarily reside or work in such a jurisdiction, including on the Termination Date, I agree that the provisions within this PECA shall be superseded only as set forth in the applicable Addendum attached hereto or as explicitly noted within the PECA.

SIGNED this _____ day of ____________________, 2___.
_________________________________
(Signature)

__________________________________
(Printed Name)

__________________________________
(Title)
FOR LOCKHEED MARTIN CORPORATION:
_________________________________
(Signature)

__________________________________
(Printed Name)

__________________________________
(Title)

______________________ ____________
(Date)

NOTE: HRBP must scan and upload the executed PECA (and Addendum A, if applicable) to the Executive Action System in order for payments to be processed.

If Addendum A is applicable, be sure to have Legal review Addendum A.

Addendum A
Additional “Restricted Companies” For Purposes of Section 6(a) of the PECA

Entity Name	Description of the Competitive Business

COLORADO ADDENDUM TO POST-EMPLOYMENT CONDUCT AGREEMENT
Notice of Restrictive Covenant to Colorado Employees
This notice is to advise you that the Company is, contemporaneously with this notice, providing you with a Post-Employment Conduct Agreement (the “PECA”) containing covenants that could restrict your options for subsequent employment following separation from the Company, in that you will be prohibited from certain competition and solicitation of customers, employees, etc., as described in Section 1 of the PECA (and as modified by this Colorado Addendum) and from disclosing or using Confidential Information as described in Section 1 of the PECA (and as modified by this Colorado Addendum).
You acknowledge that this notice was provided to you at least fourteen (14) days before the earlier of your Termination Date, as defined in the PECA, or the effective date of the consideration provided to you for such covenant. By signing the PECA, you expressly acknowledge and agree that you are deemed to have separately signed this notice.
The provisions of this Colorado Addendum apply only to those employees of the Company who primarily work or reside in the State of Colorado.
1.    The following is added to the end of Section 1(a) of the PECA “Covenant Not to Compete”:
The restrictions described in Section 1(a) are intended to cover geographic territory where your knowledge of the Company’s trade secrets could be used by a Restricted Company to unfairly compete with or undermine the Company’s legitimate business interests.
2.    The language in Section 1 of the PECA “Restrictions Following Termination of Employment” is modified by adding the following:
The restrictions related to competitive activities in Section 1(a) only apply to the extent I earn, both at the time this PECA is entered into and at the time the Company enforces it, an amount of annualized cash compensation equivalent to or greater than the threshold amount for highly compensated workers as determined by the Colorado Department of Labor and Employment at the time this PECA is entered into, and such activities will involve the inevitable use of, or near-certain influence by my knowledge of, trade secrets disclosed to me during the course of employment with the Company. As of January 1, 2025, that threshold is $127,091.
The restrictions related to solicitation activities in Section 1(b)(i) only apply to the extent I earn, both at the time this PECA is entered into and at the time the Company enforces it, an amount of annualized cash compensation equivalent to or greater than 60% of the threshold amount for highly compensated workers as determined by the Colorado Department of Labor and Employment at the time this PECA is entered into, and such activities will involve the inevitable use of, or near-certain influence by my knowledge of, trade secrets disclosed to me during the course of employment with the Company. As of January 1, 2025, that threshold is $76,254.60.
3.    The language in Section 2 of the PECA “Consideration and Acknowledgement” is modified by adding the following:

I acknowledge and agree that the restrictions in this PECA are reasonable and shall not prohibit the disclosure of information arising from my general training, knowledge, skill, or experience, whether gained on the job or otherwise, information readily ascertainable to the public, and/or information an employee has a right to disclose as legally protected conduct.
4.    The language in Section 7(b) of the PECA is modified by adding the following:
I understand that if I primarily reside or work in the State of Colorado at the time my employment with the Company is terminated, the PECA will be subject to the laws and courts of the State of Colorado. During this period, venue shall be the State and Federal courts sitting in Colorado and the parties waive any defense, whether asserted by motion or pleading, that the venue specified by this Addendum is an improper or inconvenient venue.

DISTRICT OF COLUMBIA ADDENDUM TO POST-EMPLOYMENT CONDUCT AGREEMENT
The District of Columbia’s Ban on Non-Compete Agreements Amendment Act of 2020 limits the use of non-compete agreements. It allows employers to request non-compete agreements from highly compensated employees, as that term is defined in the Ban on Non-Compete Agreements Amendment Act of 2020, under certain conditions. The Company has determined that you are a highly compensated employee. For more information about the Ban on Non-Compete Agreements Amendment Act of 2020, contact the District of Columbia Department of Employment Services (DOES).
The Company is, contemporaneously with this notice, providing you with a Post-Employment Conduct Agreement (the “PECA”) containing covenants that could restrict your options for subsequent employment following separation from the Company, in that you will be prohibited from certain competition and solicitation of customers, employees, etc., as described in Section 1 of the PECA. The provisions of this District of Columbia Addendum apply only to those employees of the Company who primarily work in the District of Columbia and are as follows.
1.    The following is added to the end of Section 1(a) of the PECA “Covenant Not to Compete”:
I understand that the non-competition obligations under Section 1(a) shall apply to me if I am a “highly compensated employee.” A “highly compensated employee” for this purpose is someone who is reasonably expected to earn at least $154,200 (in 2024) during a consecutive 12-month period or whose compensation earned from the Company in the consecutive 12-month period preceding the date the proposed non-competition is to begin is at least $154,200 (in 2024). Beginning on January 1, 2024, and each calendar year thereafter, the dollar threshold for highly compensated employee status will be adjusted based on increases in the Consumer Price Index. Compensation includes the individual’s hourly wages, salary, bonuses or cash incentives, commissions, overtime premiums, vested stocked (including restricted stock units), and other payments provided on a regular or irregular basis.
The restrictions described in Section 1(a) are intended to cover geographic territory where my knowledge of the Company’s trade secrets could be used by a Restricted Company to unfairly compete with or undermine the Company’s legitimate business interests.
2.    A new Section “Notice” is added to the end of the PECA, reading as follows:
I agree that before being required to sign this PECA, the Company provided written notice to me that I had at least fourteen (14) calendar days to review the non-competition provision in the PECA before I must execute the PECA.